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                                                                   Exhibit 10.21

                                                           Contract No. 36174000












                 Interruptible Transportation Service Agreement
                               Rate Schedule TI-1

                                     between

                         COLORADO INTERSTATE GAS COMPANY

                                       and

                             PETROGLYPH ENERGY, INC.


                             Dated: JANUARY 1, 1999


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                 INTERRUPTIBLE TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE TI-1
-------------------------------------------------------------------------------

      The Parties identified below, in consideration of their mutual promises, agree as follows:

1.    TRANSPORTER:  COLORADO INTERSTATE GAS COMPANY

      SHIPPER:  PETROGLYPH ENERGY, INC.

2. APPLICABLE TARIFF: Transporter's FERC Gas Tariff, First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff").

3.    TERM OF AGREEMENT:        BEGINNING:      January 1, 1999
                                ENDING:    December 31, 1999

      [X] Month to month with 30-Day written notification of termination by either Party

4.    This Agreement supersedes and cancels: None.

5.    Adjustments to Rate Schedule and/or General Terms and Conditions:  None

6.    NOTICES, STATEMENTS, AND BILLS:
           TO SHIPPER:
                INVOICES FOR TRANSPORTATION:
                      Petroglyph Energy, Inc.
                      1302 North Grand
                      Hutchinson, Kansas  67501
                      Attention:  Craig Saldin

                ALL NOTICES:
                      Petroglyph Energy, Inc.
                      1302 North Grand
                      Hutchinson, Kansas  67501
                      Attention:  Craig Saldin

7.    PAYMENTS/NOTICES:
           TO TRANSPORTER:
                See Payments, Notices, Nominations, and Points of Contact sheets in the Tariff.

8.    POINTS OF RECEIPT AND DELIVERY:  Systemwide

      All Point(s) of Receipt and Delivery included on Transporter's master list of Point(s) of Receipt and Delivery as posted on its electronic bulletin board.

      For each Point of Receipt and Delivery, data posted shall include a description of the legal location of the Point, pressure information, the identity of the interconnected party and the measuring party, and such other data as Transporter may include from time to time. Transporter's master list of Point(s) of Receipt and Delivery shall be updated from time to time in order to add or delete Point(s) of Receipt or Delivery and in order to modify data pertinent to Point(s) of Receipt and Delivery, all as deemed appropriate by Transporter.




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9.    Each month, Shipper shall pay Transporter for Transportation Service provided hereunder at rates and surcharges set forth in Exhibit "A."

10.   OTHER:  Rates shall be as set forth in Exhibit "A."

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

TRANSPORTER:                            SHIPPER:

COLORADO INTERSTATE GAS COMPANY         PETROGLYPH ENERGY, INC.



By   /s/ Thomas L. Price                By  /s/ S.K. Smith
   --------------------------------        ------------------------------------
           Thomas L. Price
           Vice President

                                            S.K. Smith
                                        ---------------------------------------
                                               (Print or type name)

                                            Executive Vice President
                                        ---------------------------------------
                                               (Print or type title)



                                       2

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                                   EXHIBIT "A"

                 Interruptible Transportation Service Agreement
                                     between
                         COLORADO INTERSTATE GAS COMPANY
                                       and
                             PETROGLYPH ENERGY, INC.

                             Dated: JANUARY 1, 1999

    POINT(S) OF          POINT(S) OF          COMMODITY                                  FUEL
      RECEIPT             DELIVERY              RATE             TERM OF RATE        REIMBURSEMENT         SURCHARGES
--------------------------------------------------------------------------------------------------------------------------
        All                  All              (Note 1)             01/01/99            (Note 2)             (Note 3)
                                                                    through
                                                                   12/31/99
                                                                   Evergreen


NOTES:     (1)  Unless otherwise agreed by the Parties in writing, the
                Commodity Rate for service shall be Transporter's then-effective maximum rate for service under Rate Schedule TI-1 or other superseding Rate Schedule, as such rates may be changed from time to time.

           (2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in The Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

           (3)  Surcharges, If Applicable:

                All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in The Tariff, as such surcharges may be changed from time to time.

                GQC:
                   The Gas Quality Control Surcharge shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in The Tariff.

                GRI:
                   The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in The Tariff.

                HFS:
                   The Hourly Flexibility Surcharge will be assessed pursuant to
                   Article 20 of the General Terms and Conditions as set forth in The Tariff.

                ORDER NO. 636 TRANSITION COST MECHANISM:
                   Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in The Tariff.

                ACA:
                   The ACA Surcharge shall be assessed pursuant to Article 19 of the General Terms and Conditions as set forth in The Tariff.